EXHIBIT 99.2

TRANSMITTAL OF FINANCIAL REPORTS AND
CERTIFICATION OF COMPLIANCE WITH
UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
THE PERIOD ENDED:  NOVEMBER 30, 2009

IN RE:	:	CASE NO.:	09-08255 (SWD)
	:	Chapter 11
HUDSON PIPELINE & PROCESSING CO., LLC,	:	Judge:	Honorable Scott W. Dales
Debtor.	:

As debtor in possession, I affirm:

1.           That I have reviewed the financial statements attached hereto, consisting of:

X	Operating Statement	(Form 2)
X	Balance Sheet	(Form 3)
X	Summary of Operations	(Form 4)
X	Monthly Cash Statement	(Form 5)
N/A	Statement of Compensation	(Form 6)
X	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated.

2.           That the insurance, including workers’ compensation and unemployment insurance, as described in Section 4 of the Reporting Requirements for Chapter 11 Cases is in effect.  (If not, attach a written explanation.)

YES X NO _____

3.           That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.  (If not, attach a written explanation.)

YES _____ NO _____ N/A X

4.           No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.  (If not, attached a written explanation.)

YES X NO _____

5.           All United States Trustee Quarterly fees have been paid and are current.

YES X NO _____

6.           Have you filed your prepetition tax returns.  (If not, attach a written explanation.)

YES X NO _____

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: December 18, 2009	/s/ Sanford R. Edlein
Debtor in Possession

	Chief Restructuring Officer	(231) 941-0073
	Title	Phone

FORM 1

HUDSON PIPELINE & PROCESSING CO, LLC (“HPPC”)
EXPLANATORY NOTES TO THE MONTHLY OPERATING REPORT
DATED AS OF NOVEMBER 30, 2009

1.
This Monthly Operating Report (“MOR”) has been signed by the Company’s Chief Restructuring Officer, Sanford R. Edlein.  The MOR was prepared by Aurora Oil & Gas Corporation’s (the “Company”) staff with management oversight on behalf of HPPC.  Mr. Edlein does not have personal knowledge of every item identified in the MOR and has relied upon the work of Company management.  In reviewing and signing the MOR, Mr. Edlein has relied upon the accuracy and integrity of the Company’s books and records, and it is possible that further review thereof may require amendment of the MOR.

2.
This MOR is preliminary and unaudited and reflects results for the twelve days ended July 12, 2009 (pre-petition), nineteen days ended July 31, 2009 (post-petition), one month ended July 31, 2009, August 31, 2009, September 30, 2009 and October 31, 2009, one and eleven months ended November 30, 2009 and balances as of July 12, 2009 (filing date), July 31, 2009, August 31, 2009, September 30, 2009, October 31, 2009 and November 30, 2009.  This MOR should be read together and concurrently with the Company’s first quarter 2009 Form 10-Q that was filed with the Securities and Exchange Commission (“SEC”) on May 8, 2009 and the Company’s Annual Report on Form 10-K for fiscal 2008 filed with the SEC on March 13, 2009 for a comprehensive description of our current financial condition and operating results. This MOR should also be read together and concurrently with Forms 8-K filed with the SEC during 2009.  This MOR is being provided to the Bankruptcy Court and the U.S. Trustee.

3.
This MOR is unaudited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future.  Results for this period as presented in the MOR are not necessarily indicative of the actual results for the period if all such matters were allocated to all periods in the quarter or year.  Accordingly, each period reported in the MOR should not be viewed on a stand-alone basis, but rather in the context of previously reported financial results, including the Company’s SEC filings.

4.
This MOR is presented in a format providing information required under local rules and incorporating measurements used for internal operating purposes, rather than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

5.
This MOR is presented on a stand alone basis for HPPC and does not include any eliminating entries.  HPPC is a limited liability company that owns and operates various pipelines and processing facilities located in Hudson Township area of the Michigan Antrim play.  The Company holds a 96.1% interest in HPPC.

CASE NAME: Hudson Pipeline & Processing Co., LLC
CASE NUMBER: 09-08254 (SWD)

OPERATING STATEMENTS
	PERIOD	PERIOD
	07/01/09 -	07/13/09 -	MONTH	MONTH	MONTH	MONTH	MONTH	YTD	MONTH
	07/12/09	07/31/09	Jul-09	Aug-09	Sep-09	Oct-09	Nov-09	Nov-09	Dec-09
REVENUES:
Transportation	$36,859	$57,278	$94,137	$91,636	$91,816	$91,646	$90,565	$997,793
Compression	59,844	103,787	163,631	184,232	181,494	180,825	182,293	1,836,295
Processing	19,282	29,935	49,217	48,268	47,114	47,004	44,748	520,900
Other income	3,361	5,657	9,018	8,729	8,685	8,684	8,922	172,347
3rd party transportation	1,558	2,388	3,946	3,902	3,840	3,832	3,669	347,283
Less: 3rd party transportation	(1,558)	(2,388)	(3,946)	(3,902)	(3,840)	(3,832)	(3,669)	(347,283)
Total revenues	119,346	196,657	316,003	332,865	329,109	328,159	326,528	3,527,335	-
EXPENSES:
Pipeline and field operating expense	525	1,174	1,699	700	900	500	1,784	49,304
Processing operating expense	77,232	76,832	154,064	165,693	135,641	136,654	157,423	1,817,763
General and administrative expense	2,611	4,387	6,998	6,933	7,131	12,826	6,951	86,283
Depreciation	27,548	43,618	71,166	71,166	71,166	71,166	71,166	795,356
Taxes (refunds), other	1,348	2,000	3,348	5,777	8,218	8,218	8,218	54,853
Total expenses	109,264	128,011	237,275	250,269	223,056	229,364	245,542	2,803,559	-
NET INCOME	$10,082	$68,646	$78,728	$82,596	106,053	98,795	80,986	$723,776	-

FORM 2

CASE NAME: Hudson Pipeline & Processing Co., LLC
CASE NUMBER: 09-08254 (SWD)

BALANCE SHEETS
	Filing Date		AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
	07/12/09		07/31/09	08/31/09	09/30/09	10/31/09	11/30/09	12/31/09
ASSETS
CURRENT ASSETS:
Cash	$1,861,927		$1,989,537	$2,097,689	$2,307,208	$2,267,209	$2,506,219
Accounts receivable:
Trade	475,818		311,050	328,037	324,192	323,585	321,168
Members	106,754		106,754	106,754	106,754	106,754	106,754
Prepaid expenses	100,894		73,344	156,874	165,028	155,388	88,201
Total current assets	2,545,393		2,480,685	2,689,354	2,903,182	2,852,936	3,022,342	-
PIPELINES, PLANT AND EQUIPMENT
Pipelines	7,391,842		7,391,842	7,391,842	7,391,842	7,391,842	7,391,842
Plant	948,457		948,457	948,457	948,457	948,457	948,457
Equipment	2,560,696		2,560,696	2,560,696	2,560,696	2,560,696	2,560,696
Less: accumulated depreciation	(1,876,861)		(1,920,479)	(1,991,644)	(2,062,810)	(2,133,976)	(2,205,142)
Total pipelines, plant and equipment, net	9,024,134		8,980,516	8,909,351	8,838,185	8,767,019	8,695,853	-
TOTAL ASSETS	$11,569,527		$11,461,201	$11,598,705	$11,741,367	$11,619,955	$11,718,195	$-

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES:
Accounts payable:
Trade	$250,950	(1)	$198,408	$124,740	$253,288	$163,034	$189,574
Affiliates	207,760	(1)	59,402	90,595	95,310	9,430	4,715
Accrued liabilities	41,648		70,898	176,964	88,993	53,603	57,714
Other current liabilities	104,197		104,197	104,197	104,197	104,197	104,197
Total current liabilities	604,555		432,905	496,496	541,788	330,264	356,200	-
LONG-TERM LIABILITIES:
Deferred gain on sale of natural gas compressor equipment	257,132		251,810	243,127	234,444	225,761	217,079
MEMBERS' EQUITY
Members’ equity	10,707,840	(1)	10,776,486	10,859,082	10,965,135	11,063,930	11,144,916
TOTAL LIABILITIES AND (DEFICIT) EQUITY	$11,569,527		$11,461,201	$11,598,705	$11,741,367	$11,619,955	$11,718,195	$-

(1) - Trade accounts payable and members' equity were reduced by $45,327 and $273, respectively and affiliates accounts payable was increase by $45,600 from the informal report submitted to the U.S. Trustee as a result of adjustments to estimated accrued liabilities and to properly account for payables to affiliates.

FORM 3

CASE NAME: Hudson Pipeline & Processing Co., LLC
CASE NUMBER: 09-08254 (SWD)

SUMMARY OF OPERATIONS SCHEDULE OF POST-PETITION TAXES PAYABLE
	Filing Date	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
	07/12/09	07/31/09	08/31/09	09/30/09	10/31/09	11/30/09	12/31/09

INCOME TAXES WITHHELD:
Federal	$-	$-	$-	$-	$-	$-
State	-	-	-	-	-	-
Local	-	-	-	-	-	-
FICA WITHHELD	-	-	-	-	-	-
EMPLOYERS FICA	-	-	-	-	-	-
UNEMPLOYMENT TAX:
Federal	-	-	-	-	-	-
State	-	-	-	-	-	-
SEVERANCE TAXES	-	-	-	-	-	-
PROPERTY TAXES	-	-	-	-	-	-
STATE INCOME TAXES	-	-	-	-	-	-
WORKERS' COMPENSATION	-	-	-	-	-	-
TOTAL POST-PETITION TAXES PAYABLE	$-	$-	$-	$-	$-	$-	$-

Note: HPPC does not have employees and therefore no payroll related liabilities exists. No other tax related payables exist at November 30, 2009.

	AGING OF ACCOUNTS RECEIVABLE
	AGED AS OF		AS OF		AS OF		AS OF		AS OF		AS OF		AS OF
DAYS	07/12/09		07/31/09		08/31/09		09/30/09		10/31/09		11/30/09		12/31/09
0-29 Days	$475,818	(1)	$311,050	(1)	$328,037	(1)	$324,192		$323,585		$321,168
30-59 Days	-		-		-		-		-		-
60-89 Days	-		-		-		-		-		-
90+ Days	106,754	(2)	106,754	(2)	106,754	(2)	106,754	(2)	106,754	(2)	106,754	(2)
TOTAL	$582,572		$417,804		$434,791		$430,946		$430,339		$427,922		$-

	AGING OF ACCOUNTS PAYABLE
	AGED AS OF		AS OF		AS OF		AS OF		AS OF		AS OF		AS OF
DAYS	07/12/09		07/31/09		08/31/09		09/30/09		10/31/09		11/30/09		12/31/09
0-29 Days	$200,928		$164,827		$80,182		$234,650		$83,532		$172,768
30-59 Days	45,669		33,581		44,558		18,638		79,502		16,806
60-89 Days	4,353		-		-		-		-		-
90+ Days	-		-		-		-		-		-
TOTAL	$250,950		$198,408		$124,740		$253,288		$163,034		$189,574		$-

Note: This form does not include intercompany accounts payable.

(1) - Amounts represent trade accounts receivable balances as of July 12, 2009, July 13, 2009 and August 31, 2009, respectively and were erroneously excluded from the September 22, 2009 and previous Form 8-K filings.

(2) - Amount is due from a member of HPPC, which can be offset against future distributions or reduction of member interest.

FORM 4

BANK RECONCILIATION AND CASH ACTIVITY REPORT
Month Ended November 30, 2009

Case Name: Hudson Pipeline & Processing Co., LLC
Case Number: 09-08255 (SWD)

	Bank: Purpose (Type):	Northwestern Bank Operating Account	JPMorgan Chase Operating Account (DIP)	Charles Schwab & Co. Investment Account	TOTAL

	Bank Balance (11/30/09)	$-	$2,496,641	$10,579	$2,507,219

	Add: Deposits in Transit	-	-	-	-

	Subtract: Outstanding Checks	-	(1,000)	-	(1,000)

	Adjusted Bank Balance (11/30/09)	$-	$2,495,641	$10,579	$2,506,219

Cash Activity Report

A	Beginning Book Balance (10/31/09)	$-	$2,256,631	$10,578	$2,267,209

B	Receipts	-	323,694	1	323,695

C	Transfers In (from other accounts)	-	-	-	-

D	Balance Available	-	2,580,325	10,579	2,590,903

E	Disbursements	-	(84,684)	-	(84,684)

F	Transfers Out	-	-	-	-

G	Ending Book Balance (11/30/09)	$-	$2,495,641	$10,579	$2,506,219

* A sweep account at Northwestern Bank is associated with this operating account. Effective July 20, 2009, the sweep account was closed. The presentation of this account in the reconciliation and cash activity is consolidated for these associated accounts. Also, effective July 31, 2009, this operating account was closed. No further activity will appear in this account after July 31, 2009.

** A predecessor account at JPMorgan Chase was established prior to the petition date of 7/12/09, in anticipation of the filing. A minimal amount of activity occurred prior to the filing date, after which the account was closed/merged into the new JPMorgan Chase DIP account. The presentation of this account in the reconciliation and cash activity is consolidated for these accounts.

Other Monies on Hand

Hudson does not keep any cash on hand.

Cash Receipts and Disbursements Detail	TOTAL

Receipts
Operated Revenues	$323,694
Other Receipts	1
Total Receipts	$323,695

Disbursements
Operating Expenses	$(84,684)
Other Disbursements	-
Total Disbursements	$(84,684)
FORM 5

SCHEDULE OF IN-FORCE INSURANCE
For Month Ended November 30, 2009

Case Name: Hudson Pipeline & Processing Co., LLC
Case Number: 09-08255 (SWD)

Insurance Type	Carrier/Agent	Expiration Date
Building & Personal Property	Federal Insurance Company (Chubb)	1/1/2010
Oilfield Lease Property	Federal Insurance Company (Chubb)	1/1/2010
General Liability	Federal Insurance Company (Chubb)	1/1/2010
Pollution Liability	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Primary	Federal Insurance Company (Chubb)	1/1/2010
Umbrella - Second Layer	Arch Insurance Group	1/1/2010
Umbrella - Third Layer	Federal Insurance Company (Chubb)	1/1/2010

Note: Hudson Pipeline & Processing Co., LLC affirms that all necessary insurance coverages are in effect and all premium payments are current as of the ending date specified above.

FORM 7